Exhibit 99.2

SkyHarbour

SKYH
NYSE



Third Quarter 2026 Earnings Webcast

November 10th, 2026

Atlanta Chicago Dallas Denver Hartford Houston Los Angeles Miami Nashville New York Orlando Portland Phoenix Salt Lake City San Jose Trenton Washington

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future; Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts; our ability to negotiate new ground leases with airport authorities on attractive terms or at all; and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 19, 2026, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 19, 2026, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

SkyHarbour

PRESENTERS



TAL KEINAN

Chief Executive Officer



FRANCISCO GONZALEZ

Chief Financial Officer



TIM HERR

Treasurer & SVP Finance



MICHAEL SCHMITT

Chief Accounting Officer



TORI PETRO

Accounting & Finance Manager



ANDREAS FRANK

Business Associate & Assistant Treasurer

SKY HARBOUR GROUP CORP FINANCIAL RESULTS

Construction Accelerating, Increasing Revenues

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS

(In millions)


500
450
400
350
300
250
200
150
100
50
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

QUARTERLY REVENUES

(In millions)


11
10
9
8
7
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

OPERATING EXPENSES*

(In millions)


11
10
9
8
7
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

SG&A**

(In millions)


7
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

OPERATING RESULTS

(In millions)


0
-1
-2
-3
-4
-5
-6
-7
-8
-9
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

NET CASH FLOW USED IN OPERATING ACTIVITIES

(In millions)


5
3
1
-1
-3
-5
-7
-9
-11
-13
-15
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

*Operating expenses represent campus operating expenses, fuel expenses, and ground lease expenses as presented in the 10-Q.

**SG&A represents pursuit and marketing expenses, employee compensation and benefits, and general and administrative expenses as presented in the 10-Q.

SKY HARBOUR CAPITAL – SERIES 2021 OBLIGATED GROUP

Expected Operating Leverage From Upcoming Final Two Phase II Completions

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS

(In millions)


300
250
200
150
100
50
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

QUARTERLY REVENUES

(In millions)


8
7
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

OPERATING EXPENSES*

(In millions)


8
7
6
5
4
3
2
1
0
Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

SG&A**

(In millions)


1.0
0.8
0.6
0.4
0.2
0.0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

OPERATING RESULTS

(In millions)


2
1.5
1
0.5
0
-0.5
-1
-1.5
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES

(In millions)


9
8
7
6
5
4
3
2
1
0
-1
-2
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

*Operating expenses represent campus operating expenses, fuel expenses, and ground lease expenses as presented in the 3rd Quarter SHC Report.

**SG&A represents pursuit and marketing expenses and general and administrative expenses as presented in the 3rd Quarter SHC Report.

ADJUSTED EBITDA

Reporting of Quarterly Adjusted EBITDA

Adjusted EBITDA defined as net income before:

(i) depreciation and amortization expense
(ii) interest expense
(iii) interest income
(iv) non-cash stock-based compensation expense
(v) non-cash gains and losses resulting from the change in fair value of our liability-classified warrants
(vi) non-cash operating lease expense
(vii) non-cash operating lease income
(viii) provision for income taxes
(ix) Other non-cash expenses, including, but not limited to, the impairment of long-lived assets, gains or losses arising from the disposition of assets, losses on extinguishment of debt, and other non-cash non-operating expenses.

	FY'23	FY'24	FY'25	Q1'26	Q2'26	Q3'26
Net Income (Loss)	(25,441)	(53,683)	7,321	(8,972)	(4,368)	(2,819)
Add (subtract):						
Depreciation and amortization	2,278	2,706	6,294	1,967	2,119	2,208
Interest expense	541	715	1,359	1,296	1,337	1,176
Interest income and realized gain from sales of available-for-sale securities	(737)	(1,961)	(846)	(85)	55	(46)
Change in fair value of warrant liabilities	8,644	34,515	(35,861)	790	(3,792)	(4,581)
Stock-based compensation	2,259	3,918	5,769	1,602	1,816	1,657
Non-cash operating lease expense	2,121	4,651	7,301	2,334	2,246	2,310
Non-cash operating lease income	(239)	(109)	(980)	(422)	(360)	(441)
Adjusted EBITDA	(10,574)	(9,248)	(9,643)	(1,490)	(947)	(536)

Adjusted EBITDA is supplemental in nature and a financial measure not calculated in accordance with GAAP.

NEW GROUND LEASES – VAN NUYS AND DULLES





Van Nuys Airport (VNY)

- 300k+ rentable square feet



Dulles International Airport (IAD)

- New 3rd Phase Ground Lease Approved
- Phase 1 – 171,520 SF Starting Q4 2026

Upcoming IAD Campus



Upcoming VNY Campus

SITE ACQUISITION

~4.5 million of rentable square feet across 23 airports; over 51% in tier one markets

Emphasis: Maximum NOI-Capture


16
7
8
9
17
14
12
10
13
4
23
15
18
5
3
19
6
22
20
21
1
11
2
In Operation
In Construction
In Development
Tier 1 Campus (>$50/SF Rev)

Refinement of Target Terms

> Number of Airports
> Square footage of revenue-producing hangar
> Total revenue available
> Total NOI available


Sky Harbour Portfolio Square Footage in Operation and Development
5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
1,042,340
~31% RSF in Tier 1 Markets
1,358,744
~47% RSF in Tier 1 Markets
2,093,017
~64% RSF in Tier 1 Markets
4,494,101
~51% RSF in Tier 1 Markets
In Operation
Fully Funded Construction
Development Pipeline
Total

DEVELOPMENT UPDATE

Projected Construction Pipeline Accelerating


2025
2026
2027
2028
2029
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
BDL
ADS 2
SLC
POU
ORL
IAD
TTN
FTW
PWK
SJC 2
LGB
HIO 1
CMA 1
VNY - Hart
VNY - Woodley



BDL
Delivery by
December 2026



SLC
Delivery by
March 2027

Our projections associated with the commencement and completion of the construction of our properties in development are inherently subjective and require judgement to estimate. We believe that our estimates of construction timelines are subject to variability based on various factors including, but not limited to, changes in anticipated site plans, hangar mix, hangar specifications, and general market conditions.

LEASING UPDATE

Campuses in Operation, Lease-Up, and Pre-Lease

As of November 10th, 2026

	STABILIZED CAMPUSES				CAMPUSES IN INITIAL LEASE-UP				PRE-LEASING
	SGR	BNA	SJC 1	CMA	ADS 1	DVT 1	OPF (1+2)	APA 1	IAD1+BDL+SJC2
Revenue Run Rate (RRR)	$1.4mm	$5.5mm	$5.1mm	$4.9mm	$3.0mm	$2.7mm	$12.0mm	$2.9mm	—
Rentable SF[1]	66,080	149,069	50,431	194,733	118,602	134,270	271,293	130,664	306,880
Economic Occupancy[2]	100%	99%	132%	102%	101%	77%	92%	57%	N/A
Average[3]	$21.74	$37.00	$76.21	$24.59	$25.01	$26.56	$47.93	$38.61	$68.70[4]
RRR/RSF	$21.74	$36.62	$100.34	$25.10					

Re-Lease Update

SF re-leased in LTM	69,976
% Revenue Escalation[5]	20%

Rent only
(fuel not included)

[1] *Rentable SF is based on constructed hangar square footage.*
[2] *Measures leased aircraft SF/Rentable SF.*
[3] *Current revenue run rate divided by (rentable SF multiplied by economic occupancy).*
[4] *Sqft-weighted average of annualized contracted revenue per RSF, projected over the next 12 months.*
[5] *Revenue escalation upon re-lease for the trailing 12 months as of 11/1/2026 (after typical annual escalations of CPI with a floor of 4%). There were no re-leases in Q3 2026.*

This slide includes metrics, including annualized revenue run rate and revenue per square foot, to help us evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions. The revenue run rate for stabilized campuses is calculated as the sum of (i) rental revenue earned in the last month of the fiscal period multiplied by twelve and (ii) fuel revenue earned during the last quarter of the fiscal period multiplied by four. Our key performance indicators may be calculated in a manner different than similar key performance indicators used by other issuers. These metrics are estimated operating metrics and not projections, nor actual financial results, and are not indicative of current or future performance.

LIQUIDITY

Key to Prudent Funding of Growth Capital Opportunistically

Growth Capital

INTERNALLY GENERATED CASH FLOW

In lieu of a portion or all dividends in the early years

SKYH HOLDING COMPANY EQUITY

Public ATM or marketed offerings

Registered Direct Placements

PIPEs

UPFRONT LEASE PAYMENTS

Long Term Tenant Leases

Upfront Cash Payment

Realization of Asset Value

PRIVATE ACTIVITY TAX-EXEMPT DEBT

Bank Facility

Medium to Long-term PABs

Possibility of additional tranches

US Treasuries, Cash, and Committed Bank Facility[1]

(In thousands)

~$328.6 Million


Cash and Treasuries, $199,400
JPM Warehouse Facility,[2] $129,200

[1] The JPM Facility is expandable to an aggregate amount of $300mm subject to credit approval
[2] Remaining Current Committed Facility Capacity

UPDATED 2026 EOY GUIDANCE

Revising 2026 EOY Run Rate Guidance

PREVIOUS GUIDANCE		UPDATED GUIDANCE (Q3 2026)
ANNUALIZED REVENUE RUN RATE $42M-$46M Q2 2026 RUN RATE: $39.4M	→	ANNUALIZED REVENUE RUN RATE $44M-$48M Q3 2026 RUN RATE: $42.3M
ANNUALIZED ADJ. EBITDA RUN RATE $4M-$6M Q2 2026 RUN RATE: ($3.8M)	→	ANNUALIZED ADJ. EBITDA RUN RATE $0M-$4M Q3 2026 RUN RATE: ($2.1M)

ELEMENTS OF GUIDANCE REVISION

- **Revenue guidance rises $2M** on continued lease-up, increased occupancy, and rent growth at existing operating campuses.
- **Timing of campus opening drives a temporary gap.** BDL opens late 2026, so its full operating cost base (ground rent, staff, utilities, insurance) is in the EOY run rate with limited revenues to offset. As BDL and other campuses lease up and stabilize, EBITDA expected to reach its target levels.

Revenue and Adjusted EBITDA are point estimates. Refer to forward-looking statements in the disclaimer.

Q3 HIGHLIGHTS





01
SITE ACQUISITION

- Dulles Expansion
- SJC Expansion
- VNY

02
DEVELOPMENT

- **BDL, SLC, POU1, ORL1 On Schedule, On Budget**
- Prototype 3.0 approved – FTW launch
  - More function
  - Lower cost

03
LEASING

- Phase 2s: OPF, SJC, ADS
- Occupancy optimization program >100%
- **Re-Lease revenue step-ups LTM: 20%**

04
OPERATIONS

- **Residents rank Sky Harbour offering as #1 Home Base Operator in business aviation**
- Mature campus operating margin bump

"Sky Harbour gives us dedicated space, a line crew we trust, and complete control of our aircraft - it's like having our own facility."

- Chief Pilot, DVT Resident

""...That's a good move for you guys. They offer a much more tailored experience than we do..."

- FBO comment to incoming SKYH Resident

LOOKING FORWARD

Tier-1 Focus, Repeatable Process


SkyHarbour



01

SITE ACQUISITION

- **Max NOI capture: Max SF, Max SHER**
- Same-Field / Same Metro expansions

02

DEVELOPMENT

- Process refined, standardized, and repeatable
- 1.36M square feet in funded development
- Drive cost per square foot lower still

03

LEASING

- **502k** new square feet delivered in 2027
- **324k** square feet to re-lease in 2027

04

OPERATIONS

- Bulletproof safety, security, efficiency
- **Continuous innovation in partnership with Residents - virtuous circle of value creation**
- 2026 OPEX Efficiency Program continues

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